                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 19, 2003

                       PEGASUS COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-32383                       23-3070336
----------------------------     ------------------------    ---------------------------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer Identification No.)
      of Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)



        Registrant's telephone number, including area code: 800-376-0022
                                                            ------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         ------------

         On February 5, 2004, our subsidiary Pegasus Media & Communications, Inc. ("PM&C") amended its credit facility which, among other things, permits PM&C's immediate parent, Pegasus Satellite Communications, Inc. ("PSC"), to obtain additional senior secured term loans. The amendment to the PM&C credit facility is attached as Exhibit 99.1. PM&C's obligations under the term loan credit facility are guaranteed by PM&C's operating subsidiaries and are secured by a pledge by PSC of all the outstanding stock of PM&C.

         In December 2003, PM&C established a $20.0 million revolving credit facility, maturing July 2006. The facility is secured by a parity lien on the collateral that secures the PM&C term loans. The credit agreement providing the revolving credit facility is attached as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)   Exhibits.

               99.1 First Amendment to Fourth Amendment and Restatement of Credit Agreement by and among Pegasus Media & Communications, Inc., the lenders party thereto, and Bank of America, N.A. dated February 5, 2004 (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Satellite Communications, Inc.'s Form 8-K filed February 17, 2004).

               99.2 Credit Agreement among Pegasus Media & Communications, Inc., the lenders party thereto, Madeleine L.L.C., and Banc of America Securities LLC dated December 19, 2003 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Satellite Communications, Inc.'s Form 8-K filed February 17, 2004).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEGASUS COMMUNICATIONS CORPORATION


                                          By   /s/ Scott A. Blank
                                            ------------------------------------
                                                   Scott A. Blank,
                                                   Senior Vice President


February 17, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

    99.1 First Amendment to Fourth Amendment and Restatement of Credit Agreement by and among Pegasus Media & Communications, Inc., the lenders party thereto, and Bank of America, N.A. dated February 5, 2004 (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Satellite Communications, Inc.'s Form 8-K filed February 17, 2004).

    99.2 Credit Agreement among Pegasus Media & Communications, Inc., the lenders party thereto, Madeleine L.L.C., and Banc of America Securities LLC dated December 19, 2003 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Satellite Communications, Inc.'s Form 8-K filed February 17,
                  2004).